4Q 2021 INVESTOR PRESENTATION February 1, 2022

DISCLAIMER 2 Forward-Looking Statements and Other Information This presentation may contain "forward-looking statements," which reflect loanDepot's current views with respect to, among other things, its operations and financial performance. You can identify these statements by the use of words such as "outlook," "potential," "continue," "may," "seek," "approximately," "predict," "believe," "expect,“ "plan," "intend," "estimate" or "anticipate" and similar expressions or the negative versions of these words or comparable words, as well as future or conditional verbs such as "will," "should," "would" and "could.” All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, but not limited to, guidance to our pull-through weighted rate lock volume, origination volume and pull-through weighted gain-on-sale margin. These forward-looking statements are based on current available operating, financial, economic and other information, and are not guarantees of future performance and are subject to risks, uncertainties and assumptions, including the risks in the "Risk Factors" section of loanDepot, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2020, which are difficult to predict. Therefore, current plans, anticipated actions, financial results, as well as the anticipated development of the industry, may differ materially from what is expressed or forecasted in any forward-looking statement. loanDepot does not undertake any obligation to publicly update or revise any forward-looking statement to reflect future events or circumstances, except as required by applicable law. Non-GAAP Financial Information To provide investors with information in addition to our results as determined by GAAP, we disclose Adjusted Total Revenue, Adjusted Net Income, Adjusted Diluted EPS, and Adjusted EBITDA as non-GAAP measures. We believe Adjusted Total Revenue, Adjusted Net Income, Adjusted Diluted EPS, and Adjusted EBITDA provide useful information to investors regarding our results of operations because each measure assists both investors and management in analyzing and benchmarking the performance and value of our business. They facilitate company-to-company operating performance comparisons by backing out potential differences caused by variations in hedging strategies, changes in valuations, capital structures (affecting net interest expense), taxation, the age and book depreciation of facilities (affecting relative depreciation expense) and the amortization of intangibles, which may vary for different companies for reasons unrelated to operating performance, as well as certain historical cost (benefit) items which may vary for different companies for reasons unrelated to operating performance. These measures are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for revenue, net income, or any other operating performance measure calculated in accordance with GAAP, and may not be comparable to a similarly titled measure reported by other companies. Market and Industry Data This presentation also contains information regarding the loanDepot’s market and industry that is derived from third-party research and publications. That information may rely upon a number of assumptions and limitations, and the Company has not independently verified its accuracy or completeness.

$12 trillion total addressable market Culture focused on continuous innovation Relentless focus on delighting the customer Model positioned to continue capturing market share WE ARE DISRUPTING CONSUMER FINANCE THROUGH CONTINUOUS INNOVATION 3

WHY loanDepot WINS Scaled Leader in a Massive Ecosystem that is Ripe for Disruption Founder-Led Management Team with Unique Skillsets Innovative Workplace and Customer-Centric Culture Attractive Financial Model with Earnings Growth Opportunity Market-Leading Brand and Data-Driven Customer Acquisition Capabilities Interconnected Origination Strategy that Leverages the Same Technology Platform to Thrive in Any Market Environment Purpose-Built End-to-End Technology Platform that Drives Efficiency and Superior Customer Experience 4 1 2 6 3 4 5 7

UNIQUELY POSITIONED TO OUTRUN THE COMPETITION

	loanDepot
Young and Entrepreneurial	Founder & CEO-led 12 Year Old Company
Industry Leading Growth	Origination CAGR of 40% vs. 23% for Industry(1)
Room to Run	3.4% Market Share with Strong Growth Outlook(2)
Purchase Strength	34% Purchase Composition(3)
Purpose-Built Technology	mello®
Organically Built, Diversified Platform	✓ In-Market ✓ Consumer Direct ✓ Wholesale ✓ JV Partnerships

1) Represents origination CAGR for period 2017 – 2021, loanDepot origination volume based on company financials, industry origination volume based on Mortgage Bankers Association (MBA); 2) Market Share is based on latest MBA market size for 2021 as of 1/21/2022 ; 3) For Q4'21 period

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loanDepot

6 $29bn Q4’21 Origination Volume 57% YoY Q4 Growth in Servicing UPB $ Founder-led, tech-empowered platform with relentless focus on the customer #2 Retail-focused non-bank U.S. mortgage originator(1) Grown to scale through two interconnected strategies − Retail: consumer direct & in-market mortgage professionals − Partner: brokers, realtors, JVs and referral partners End-to-end mello® technology driving a seamless experience throughout customer homeownership journeys Develop life-long customer relationships by retaining servicing and enhance lifetime value by utilizing data and analytics ✓ 3.4% Market Share In 2021(3) ✓ ✓ ✓ ✓ 49% 2010 – 2021 Origination CAGR(2) $623m 2021 Net Income >3x Market Share Growth Since 2014(3)(4) (1) Per IMF for Q3 ’21 period; (2) CAGR includes annualized volume for 2010; (3) Mortgage Bankers Association market size as of 1/21/2022; 4) Compared to market share for 2021; A SCALED PLATFORM POISED FOR CONTINUED GROWTH

FOUNDER LED MANAGEMENT TEAM WITH UNIQUE SKILLSETS



ANTHONY HSIEH
Founder, Chairman & CEO
30+ Years Experience
Prior:
lendingtree, E*TRADE, HomeLoanCenter.com, LoansDirect



PATRICK FLANAGAN
Chief Financial Officer
30+ Years Experience
Prior:
Cerberus, Carrington, Waterfall



JEFF WALSH
Chief Revenue Officer
30+ Years Experience
Prior:
Ameriquest Mortgage Company
Town & Country Credit Corp.



GEORGE BRADY
Chief Digital Officer
30+ Years Experience
Prior:
Capital One, Goldman Sachs, Fidelity Investments



JOHN LEE
Chief Analytics Officer
30+ Years Experience
Prior:
Grander, Inc., lendingtree, Bank of America



TJ FREEBORN
Chief Administrative Officer
25+ Years Experience
Prior:
Discover, Wells Fargo Home Mortgage



RICK CALLE
Chief Strategy Officer
10+ Years Experience
Prior:
Parthenon Capital Partners, Barclays



JEFF DERGURAHIAN
Chief Capital Markets Officer
20+ Years Experience
Prior:
Prospect Mortgage, Tuttle Risk Management



NICOLE CARRILLO
Chief Accounting Officer
15+ Years Experience
Prior:
OpusBank., KPMG



SAEED GHASEMZADEH
Enterprise Contact Strategy
10+ Years Experience
loanDepot



KARIN LOCKOVITCH
Chief Risk Officer
15+ Years Experience
Prior:
Bank of the West BNP Paribas, Zions Bancorporation, SunTrust



PETER MACDONALD
General Counsel
25+ Years Experience
Prior:
lendingtree, Anaheim

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loanDepot

Extend Data Analytics Advantage Leverage Local Presence to Grow in All Market Environments Expand the Funnel WELL-DEFINED STRATEGIES FOR PROFITABLE GROWTH THAT LEVERAGE OUR UNIQUE ADVANTAGES Leverage Our Brand Increasing Retention and Lifetime Value 8

• Expanded in-market reach through acquisitions • Leveraged infrastructure to launch LD Wholesale • Strategic decision to begin retaining servicing • Launched with the goal of disrupting mortgage • Created scalable platform and infrastructure loanDepot Annual Mortgage Origination Volume (1) CAGR includes annualized volume for 2010 Source: Historical market share based on MBA industry volume as of 1/21/2022 and historical loanDepot origination volume CONTEMPORARY 11 YEAR OLD COMPANY INVESTED FOR THE FUTURE 2010 - 2021 Origination CAGR: 49%(1) 9 • Built proprietary mello® technology • >$1.8bn marketing investment since inception • Launched mellohome and melloInsurance • Acquired leading title insurance company Established Scalable Infrastructure 2010-2012 Diversification & Expansion 2013-2015 Brand, Technology and Operations Transformation 2016-Present $1.6 loanDepot Originations loanDepot Market Share $1.4 $2.0 $1.8 $1.3 $1.7 $2.1 $1.8 $1.7 $2.3 $4.1 Total market volume ($ trillion) ($ in billions) $4.0 $2 $3 $6 $8 $13 $29 $38 $35 $33 $45 $101 $137 0.1% 0.2% 0.3% 0.5% 1.0% 1.7% 1.9% 2.0% 2.0% 2.0% 2.5% 3.4% – 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 0 20 40 60 80 100 120 140 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021

ORIGINATION STRATEGY BUILT FOR ALL MARKETS

+3,000 mortgage professionals covering all 50 states

	RETAIL STRATEGY		PARTNER STRATEGY
	Consumer Direct	In-Market	Partner
Description	Significant brand investment supporting customer acquisition through the digital channel	High-tech, high-touch service powered by mello® and +1,650 in-market mortgage professionals covering 75% of the U.S. population	Joint ventures, integrated referral partners and wholesale
Relationships	Individual customers	Builders and realtors	Home builders, real estate brokers and banks
Drivers	Marketing spend & marketing efficiency	Number of loan officers & loan officer productivity	Number of account executives and partners
2021 Volumes	$109 billion		$28 billion
Growth ('17 - '21 CAGR)	41%		37%
Tech Empowerment	Leads routed to maximize conversion based on dynamic lead scoring →	Matching the right lead with right mortgage professional to optimize conversion	Technology investments automating and expediting broker processes

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loanDepot

DIFFERENTIATED AND DISRUPTIVE MODEL CREATES BARRIERS TO ENTRY 11 Scaled Branded Disruptors Traditional Mortgage v1.0 Integrated Proprietary Technology Platform Powerful B2C Brand Multiple Retail Customer Engagement Strategies Powered by Big Data DTC & In-Market Retail Purchase High Growth

SAY HELLO TO mello® | DIGITAL DISRUPTION HAS ARRIVED

One end-to-end ecosystem built to seamlessly meet the needs of our customers and team members

The mello® Ecosystem



mello | DATAMART
Enterprise Lead Management
mellodigital
Servicing & Customer Portal
mellodirect | CRM
melloclear
Conditions Engine
mello®
mello Market 360
melloconnect
Services Marketplace
mello | POS
mellops
Digital Validation Infrastructure
mello
Product & Pricing Engine

The mellosmartloan loanDepot Advantage

1.6x Increase in Conversion(1)

in Consumer Direct from Jan'20(2) through 2021

5% Faster Speed to Funding

cycle time reduction in from Jan'20 through 2021

46% Increase in Productivity

avg. monthly closings per LLO from Q1'20 through 2021

21% CAC Reduction

lower customer acquisition cost from Jan'20 through 2021

(1) Conversion defined as % of funded units from static pool leads over a given period of time; (2) Average leads and units for Q1'20

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loanDepot

13 GROWING BRAND DRIVING SCALE AND EXPANDING OUR REACH Client Leads by Year (in millions) Source: Unmetric Data Increased scale from investment allows us to continue expanding our brand into the future • Digital Leads • Affiliate Relationships • Brand Recognition • Social Media Engagement • Local In-Market Relationships • Existing Customers Existing Lead Sources ✓ Optimizing Digital Lead Sources ✓ Growing Brand Recognition ✓ Growing Recapture Opportunities ✓ Leverage In-Market Presence ✓ Add New Affiliates Massive Top-of-the-Funnel Expansion New Opportunities 3.7 4.4 6.4 7.9 9.2 10.6 7.8 10.6 2014 2015 2016 2017 2018 2019 2020 2021

VAST MEDIA PRESENCE INTERACTS WITH MILLIONS OF CUSTOMERS DAILY 14 TV & Digital Media Social Media Web site visits in 2021 YoY growth in daily website users from 2020 +51%19.1mm +17% Growth in Engagement from 2020 to 2021 MLB Partnership impressions since 2021 launch LCS coincided with ad spend increase 795m Impressions, in billions 0.8 1.7 2020 2021

OUTSIZED ORIGINATIONS GROWTH RELATIVE TO INDUSTRY (1) MBA as of 1/21/2022 Note: Pull through weighted rate lock volume is the unpaid principal balance of loans subject to interest rate lock commitments, net of a pull-through factor for the loan funding probability 15 2017-2021 Origination CAGR 40% 23%Industry(1) Purchase Mix % : 26% 31% 26%29% Retail mix % : 82% 80% 79%77% ($ in billions) Total Market Share (%) : 2.1% 2.4% 2.8%2.5% 3.8% 81% 19% 3.3% 81% 30% 78% 34% 3.4% 3.3% 77% 34% $18 $25 $36 $36 $33 $30 $30 $23 $15 $21 $27 $37 $41 $34 $32 $29 270 447 372 346 369 264 299 281 - 50 100 150 200 250 300 350 400 450 500 $0 $10 $20 $30 $40 $50 $60 $70 $80 Q1 2020A Q2 2020A Q3 2020A Q4 2020A Q1 2021A Q2 2021A Q3 2021 Q4 2021 Pull-Through Weighted (PTW) Lock Volume Origination Volume PTW GOS Margin, bps

Historical expenses in bps of funded mortgage volume HISTORICAL COST STRUCTURE COMPARISON 16 338 bps 295 bps 428 bps362 bps Total Revenue (bps funded volume): Pre-tax Net Income (bps funded volume): (31) bps 7 bps 200 bps8 bps Salary Expense Marketing and Advertising Expense Direct Origination Expense (incl. Investor Fees) Subservicing Expense Other G&A Technology and brand investments have improved our expense structure and will continue to reduce costs on an ongoing basis 272 bps 49 bps Commission Expense 128 129 96 78 72 79 78 73 74 68 61 58 41 26 34 22 25 21 12 14 11 15 9 8 7 53 64 48 29 27 354 bps 369 bps 288 bps 228 bps 223 bps 2017 2018 2019 2020 2021

HISTORICAL SERVICING PORTFOLIO TREND 17 ($ in billions) Retention %(2) : Recapture %(1) : 58% 70% 94% 64% 95% 54% 96% 66% 94% 72% 90% 78% 82% 68% (1) Organic refinance consumer direct recapture rate is defined as the total unpaid principal balance (“UPB”) of loans in our servicing portfolio that are paid in full for purposes of refinancing the loan on the same property, with the Company acting as lender on both the existing and new loan, divided by the UPB of loans in our servicing portfolio that paid in full for the purpose of refinancing the loan on the same property. (2) Portion of loan originated volume that was held for servicing in the period divided by the sold volume in the period. $42 $58 $77 $103 $130 $139 $145 $162 102 98 101 109 136 128 126 123 - 20 40 60 80 100 120 140 $- $20 $40 $60 $80 $100 $120 $140 $160 $180 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 UPB $ MSR FV, bps 78% 70% Total Serv Exp$ to Avg. UPB $, bps : 4.1 3.9 4.1 3.6 3.1 2.6 2.4 2.3

18 DELIVERING CUSTOMERS A COMPLETE SOLUTION Leads routed to maximize conversion based on dynamic lead scoring Mortgage Lending Title Insurance Escrow Services Homeowners Insurance Real Estate Home Improvement (Coming Soon) (1) Other Income during the quarter was $41m. The difference primarily comprised of Joint Venture income Ancillary businesses contributed $37m in revenue in Q4, and we expect them to become a more meaningful contributor to net income as they mature(1)

19 Q1 2022 OUTLOOK Q1 2022 Guidance Metric Low High Pull-through Weighted Rate Lock Volume ($bn) $ 19 $ 29 Origination Volume ($bn) $ 19 $ 24 Pull-through Weighted GOS Margin, bps 200 250 Current Market Conditions • Higher interest rates resulting in lower refinance transaction volumes • Continuing strong demand for purchase transactions, which is somewhat adversely impacted by supply constraints on new and resale housing and seasonal slowdown in buying activity • Increasing homeowners’ equity supports strong demand for cash-out refinance volume • Decreasing number of borrowers experiencing distress, with lower delinquencies and fewer borrowers in forbearance • Sharper focus on industry consolidation, driven partly by the strategic appetite of non-mortgage technology companies, and expansion of ancillary products and services to capture additional revenue sources by expanding customer engagement points. Q1 2022 outlook reflects the recent increase in interest rates and increased competitive pressure

NON-GAAP FINANCIAL RECONCILIATION

($MM)	4Q'21A	3Q'21A	4Q'20A	YTD'21	YTD'20
Adjusted Revenue					
Total Net Revenue	$ 705.0	$ 923.8	$ 1,298.4	$ 3,724.7	$ 4,312.2
Change in FV of Servicing Rights, Net of Hedge	18.6	25.0	(45.6)	14.5	(58.9)
Adjusted Total Revenue	**$ 723.6**	**$ 948.8**	**$ 1,252.8**	**$ 3,739.2**	**$ 4,253.3**
Adjusted EBITDA					
Net Income	$ 14.7	$ 154.3	$ 547.2	$ 623.1	$ 2,013.1
Interest Expense - Non-Funding Debt	22.3	22.8	15.9	79.6	48.0
Income Tax Expense (Benefit)	(3.8)	24.7	0.8	43.4	2.2
Depreciation and Amortization	9.7	8.7	8.5	35.5	35.7
Change in FV of Servicing Rights, Net of Hedge	18.6	25.0	(45.6)	14.5	(58.9)
Change in FV of Contingent Consideration	0.0	(0.1)	0.0	(0.1)	32.7
Stock Compensation Expense and Management Fees	2.2	2.9	1.1	67.3	9.6
IPO Expenses	0.0	(0.1)	2.6	6.0	2.6
Adjusted EBITDA	**$ 63.7**	**$ 238.3**	**$ 530.4**	**$ 869.4**	**$ 2,084.9**
Adjusted Net Income					
Net Income	$ 14.7	$ 154.3	$ 547.2	$ 623.1	$ 2,013.1
Adjustments to Income Taxes	(1.5)	(27.2)	(140.2)	(132.5)	(516.5)
Tax-Effected Net Income	**$ 13.2**	**$ 127.1**	**$ 406.9**	**$ 490.6**	**$ 1,496.6**
Change in FV of Servicing Rights, Net of Hedge	18.6	25.0	(45.6)	14.5	(58.9)
Change in FV of Contingent Consideration	0.0	(0.1)	0.0	(0.1)	32.7
Stock Compensation Expense and Management Fees	2.2	2.9	1.1	67.3	9.6
IPO Expenses	0.0	(0.1)	2.6	6.0	2.6
Tax Effect of Adjustments	(5.1)	(7.3)	10.8	(22.8)	3.6
Adjusted Net Income	**$ 28.9**	**$ 147.5**	**$ 375.8**	**$ 555.6**	**$ 1,486.1**

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loanDepot

BALANCE SHEET & SERVICING PORTFOLIO HIGHLIGHTS 21 $ in MM except units and % 4Q’21A 3Q’21A 4Q’20A 4Q’21 vs 3Q’21 4Q’21 vs 4Q’20 Cash and cash equivalents $ 419.6 $ 506.6 $ 284.2 (17.2%) 47.6% Loans held for sale, at fair value 8,136.8 8,873.7 6,955.4 (8.3) 17.0 Servicing rights, at fair value 2,006.7 1,841.5 1,127.9 9.0 77.9 Total assets 11,812.3 12,749.3 10,893.2 (7.3) 8.4 Warehouse and other lines of credit 7,457.2 8,212.1 6,577.4 (9.2) 13.4 Total liabilities 10,183.0 11,091.1 9,236.6 (8.2) 10.2 Total equity 1,629.4 1,658.2 1,656.6 (1.7) (1.6) Servicing portfolio (unpaid principal balance) $ 162,113.0 $ 145,305.2 $ 102,931.3 11.6% 57.5% Total servicing portfolio (units) 524,992 469,019 342,600 11.9 53.2 60+ days delinquent ($) 1,510.3 1,679.7 2,162.6 (10.1) (30.2) 60+ days delinquent (%) 0.9% 1.2% 2.1% n.m. n.m. Servicing rights, net to UPB 1.2% 1.3% 1.1% n.m. n.m.

WE ARE PROUD TO SERVE THE COMMUNITIES IN WHICH WE LIVE AND WORK 22